                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    May 23, 1997



                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


   New York           0-21168                13-3253392
(State or Other       (Commission File       (IRS Employer
Jurisdiction of       Number)                Identification No.)
Incorporation)


    5 East 80th Street, New York, New York                         10021
      (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code     (212) 717-6544


          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 5 pages
                         Exhibit Index located on page 4

ITEM 5.           OTHER EVENTS


         On May 23, 1997, Chromatics Color Sciences International, Inc., a New York corporation (the "Company"), filed its response within the requisite 30-day period to a request for supplementary information and clarifications from the U.S. Food and Drug Administration ("FDA") for purposes of the agency's review of the Company's premarket notification (510(k)) submission regarding its Colormate(TM) device for the non-invasive monitoring of bilirubin infant jaundice. No assurance can be given as to whether the FDA will clear the device for commercial use, or as to the timing of the FDA's review of and response to the Company's supplemental submission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHROMATICS COLOR SCIENCES
                                  INTERNATIONAL, INC.


                                  By /s/ Darby S. Macfarlane
                                     --------------------------------
                                     Name:  Darby S. Macfarlane
                                     Title: Chief Executive Officer


Date:  May 29, 1997

                                  EXHIBIT INDEX



Exhibit                             Description                  Page

  99                       Chromatics Color Sciences              5
                           International Inc. Press
                           Release, dated May 27, 1997